Exhibit 99.1

NextBoat Strengthens Board and Revenue Leadership to Power Its Next Phase of Growth

NextBoat Appoints Zebulon Hadley to Board of Directors and Names Todd Bates VP of Finance & Insurance, Bringing Decades of Combined Industry Experience to the Company

WILMINGTON, NC / ACCESS Newswire / September 04, 2026 / NextBoat Inc. (NYSE American: NXB) (“NextBoat” or the “Company”), a vertically integrated, technology-driven marine marketplace and one of the largest buyers and sellers of used boats in the United States, today announced two strategic leadership additions: Zebulon Hadley joined the Board of Directors as an independent director, and Todd Bates joins the leadership team as VP of Finance & Insurance (F&I).

“As we scale NextBoat into a mature public company, having the right people in the room, on our Board and in our F&I business, matters as much as the deals we close,” said Brian John, Chief Executive Officer of NextBoat. “Zebulon brings two decades of building and governing companies at scale, and Todd brings a track record of driving F&I revenue at some of the largest names in marine retail. Both are exactly the kind of experienced additions that we believe this next stage of growth requires.”

Zebulon Hadley joined the Board as an independent director and will chair its Compensation Committee. He is President and CEO of National Coatings, Inc., a commercial painting and industrial coatings contractor he acquired in 2016 and has grown to roughly $39 million in annual revenue, one of several businesses he’s founded, acquired, and scaled over a 20-year entrepreneurial career that earned him the Triangle Business Journal’s 2025 CEO of the Year.

“I’m excited to join NextBoat’s Board at an important stage in the Company’s growth,” said Zebulon Hadley, Director of NextBoat. “I look forward to bringing my experience with the Entrepreneurial Operating System, aligning people, and strengthening processes to help reinforce accountability, governance, and execution as NextBoat continues to scale. As Chair of the Compensation Committee, I’m also looking forward to helping ensure the Company has the right structures and incentives to support its people and long-term strategic objectives.”

Todd Bates joins as VP of F&I, bringing more than a decade of F&I leadership at one of the nation’s largest marine retail groups. Most recently serving as Corporate Director of Finance, he grew F&I revenue by more than $5 million on flat sales volume across 80 locations, building on a track record that includes taking a single dealership’s F&I revenue from $600,000 to $2.4 million as its top-ranked Business Manager.

“I’m excited to be joining NextBoat because I see a tremendous opportunity to build something special in the boating industry,” said Todd Bates, VP of F&I. “My goal is to bring my experience, energy, and customer-focused approach to help grow the company while creating an exceptional customer experience. I’m looking forward to joining the team and helping NextBoat establish itself as an industry leader.”

These appointments mark the latest step in building the governance and revenue leadership behind NextBoat’s next phase of growth, as the Company works to redefine how boats are bought, sold, and financed nationwide.

About NextBoat Inc.

Founded in 2012, NextBoat Inc., previously known as Off The Hook YS Inc., is a vertically integrated, AI-powered marine marketplace transforming how boats are bought, sold, financed, and serviced across the United States. Through proprietary technology, transaction data, financing capabilities, and a growing national acquisition network, the Company operates across boat brokerage, wholesale inventory acquisition, auctions, financing, and marine services. NextBoat’s ecosystem includes Off The Hook Yachts, Autograph Yacht Group, Azure Funding, and proprietary lead-generation platforms. Headquartered in Wilmington, North Carolina, NextBoat is rapidly expanding its national footprint and market share within the $57 billion U.S. marine industry.

Contact

Investor Relations

ir@nextboat.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws regarding NextBoat Inc. (“Company”), including, without limitation, statements regarding the Company’s business strategy, technology platform, market opportunity, planned operations, and expected results and benefits. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative of such terms thereof or other variations thereon or comparable terminology, although not all forward-looking statements contain these identifying words.

These forward-looking statements are based on the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond our control. Actual results, performance or achievements, including the timing of events, may differ materially from those expressed or implied by the forward-looking statements as a result of various risks and uncertainties, including those described under the heading “Risk Factors” in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other subsequent filings with the SEC. Copies of these filings are available on the SEC’s website at www.sec.gov. Investors are cautioned that forward-looking statements are not guarantees of future performance, and are cautioned not to place undue reliance on any such forward-looking statements. The forward-looking statements made in this press release are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update, revise or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances occurring after the date such statements were made, except as required by applicable law.